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                                                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Verio Inc.:

         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



                                /s/ KPMG LLP

                                KPMG LLP


Denver, Colorado
November 16, 1999